CONSOLIDATED BALANCE SHEETS [Parenthetical] (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Allowance for doubtful accounts trade receivables, net (in dollars)	$ 3,313	$ 2,103
Ordinary stock of NIS, par value (in dollars per share)	$ 0.1	$ 0.1
Ordinary stock of NIS, shares authorized	50,000,000	50,000,000
Ordinary stock of NIS, shares issued	37,155,355	36,626,728
Ordinary stock of NIS, shares outstanding	37,155,355	36,626,728